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SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTIONS 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 28, 2005

UNIVERSAL ELECTRONICS INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	33-0204817 (I.R.S. Employer Identification No.)

6101 Gateway Drive
Cypress, California 90630
(Address of principal executive offices, with Zip Code)

(714) 820-1000
(Registrant’s telephone number, including area code):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Table of Contents

Item 2.02 Results of Operations and Financial Condition

Press Release Dated April 28, 2005 – Universal Electronics Reports First Quarter 2005 Financial Results

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

          99.1 Press Release dated April 28, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Universal Electronics Inc.
Date: April 28, 2005	By:	/s/ Bryan Hackworth
Bryan Hackworth
Chief Accounting Officer (Principal Financial Officer)

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release dated April 28, 2005